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                          THE ACHIEVEMENT FUNDS TRUST

                                 BALANCED FUND

     Supplement dated January 21, 2000 to The Achievement Funds Trust's Prospectus dated June 1, 1999

THIS INFORMATION SUPPLEMENTS THE ACHIEVEMENT FUNDS TRUST'S PROSPECTUS DATED JUNE 1, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE THE CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-472-0577.

     The following information should be added under the heading PORTFOLIO MANAGERS -- BALANCED FUND IN THE PROSPECTUS:

     Sterling K. Jenson, CFA, is President of the Adviser and Portfolio Manager of Balanced Fund, replacing Curtis J. Anderson who previously managed Balanced Fund from its inception through December 1999. Before joining the Adviser in 1990 as a Vice President and Senior Portfolio Manager, Mr. Jenson held investment positions with First Interstate Bank of Nevada, Moore Trust Company, and Smoot, Miller, Cheney & Co. His combined experience in the investment business spans nearly 25 years. He was designated a Chartered Financial Analyst (CFA) and Charter Investment Counselor (CIC) in 1984 and earned a Bachelor of Science, Economics in 1975 and a Master of Business Administration (MBA) in 1977, both from Brigham Young University.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ACH-A-003-06